UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2026
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Hinge Health, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42657	81-1884841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Market Street, Suite 700
San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 726-2206
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	HNGE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 4, 2026, Hinge Health, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2026. In the press release, the Company also announced that it would hold a conference call to discuss these financial results on August 4, 2026 at 1:30 p.m. Pacific time (4:30 p.m. Eastern time).
The Company makes reference to non-GAAP financial information in the press release and on the conference call. A reconciliation of these non-GAAP financial measures to their nearest GAAP equivalents is provided in the press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On August 4, 2026, the Company posted supplemental investor materials on the investor relations section of its website (ir.hingehealth.com). The Company uses its ir.hingehealth.com website as a means of disclosing material non-public information, announcing upcoming investor conferences and complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website in addition to the Company's Securities and Exchange Commission ("SEC") filings, press releases, public conference calls and webcasts.
Item 8.01. Other Events.
The Company's Board of Directors (the “Board”) previously approved a share repurchase program with authorization to purchase up to $250 million of its Class A common stock. As of July 29, 2026, the Company had repurchased an aggregate of $196.5 million of its Class A common stock under the repurchase program. On July 29, 2026, the Board approved an increase to the program, resulting in $300.0 million of its Class A common stock available for future repurchase, for a total aggregate amount authorized under the program of $496.5 million as of that date.
Repurchases under the program may be made in the open market, in privately negotiated transactions or by other methods, with the amount, manner, price and timing of repurchases to be determined at the Company’s discretion, depending on a variety of factors, including business, economic and market conditions, prevailing stock prices, corporate and regulatory requirements, and other considerations. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization. This program does not obligate the Company to repurchase any particular dollar amount or number of shares of Class A common stock, has no expiration date, and may be modified, suspended or terminated at any time at the discretion of the Board. The Company expects to fund repurchases with existing cash and cash equivalents and ongoing cash from operations.
The Company announced on August 4, 2026, that it entered into a definitive agreement to acquire Cylinder Health, Inc. (the “Cylinder Acquisition”). The transaction is subject to customary closing conditions and is expected to close in the third quarter of 2026. A copy of the press release announcing the acquisition is furnished as Exhibit 99.2 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated August 4, 2026, issued by Hinge Health, Inc., related to its financial results
99.2	Press Release, dated August 4, 2026, issued by Hinge Health, Inc., related to the Cylinder Acquisition
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information set forth under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure” of this Form 8-K, including the accompanying Exhibits 99.1 and 99.2, is intended to be furnished pursuant to Item 2.02 and Item 7.01, respectively. Such information, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of the Exchange Act, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the expected timing and completion of the Cylinder Acquisition and the amount, timing and sources of funding for the share repurchase program. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual events or results to differ materially from those expressed or implied by the forward-looking statements, including, but not limited to, the possibility that the Cylinder Acquisition may not be completed on the anticipated terms or timing; the failure to satisfy the conditions to the closing of the Cylinder Acquisition; and risks relating to the fact that repurchases of the Company’s Class A common stock may not be conducted in the timeframe or in the manner the Company expects, or at all, and the important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, to be filed with the SEC on August 6, 2026, and the Company’s other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hinge Health, Inc.

Date:	August 4, 2026	By:	/s/ James Budge
James Budge, Chief Financial Officer